UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) September 13, 2005
Horizon Offshore, Inc.
(Exact name of registrant as specified in its charter)

Delaware (State of incorporation)	001-16857 (Commission File Number)	76-0487309 (IRS Employer Identification No.)

2500 CityWest Boulevard, Suite 2200, Houston, Texas (Address of principal executive offices)	77042 (Zip Code)
(713) 361-2600
(Registrant’s telephone number, including area code)
N/A
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.
Item 3.03. Material Modification to Rights of Security Holders.
Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.
Item 7.01. Regulation FD Disclosure.
Item 9.01. Financial Statements and Exhibits.
SIGNATURE
Exhibit Index
Amended and Restated Certificate of Incorporation
By-laws
Form of Restricted Stock Agreement
Amendment #2 to Rights Agreement
Press Release dated September 16, 2005

Item 1.01. Entry into a Material Definitive Agreement.
Horizon Offshore, Inc. 2005 Stock Incentive Plan
     At the 2005 Annual Meeting of Stockholders of Horizon Offshore, Inc. (the “Company”) held on September 13, 2005, the Company’s stockholders approved the Horizon Offshore, Inc. 2005 Stock Incentive Plan (the “Plan”). The Plan provides officers, key employees, consultants and advisors of the Company the opportunity to receive awards (“Incentives”), when designated as Plan participants. Incentives under the Plan may be granted in any one or a combination of (i) incentive stock options under Section 422 of the Internal Revenue Code, (ii) non-qualified stock options, (iii) restricted stock, (iv) restricted stock units, (v) stock-settled stock appreciation rights, and (vi) other stock-based awards. The total number of shares of common stock which may be issued pursuant to Incentives under the Plan (subject to adjustments in the event of any recapitalization, reclassification, stock dividend, stock split and other similar events) is equal to 70,000,000 shares.
     A more detailed description of the terms of the Plan can be found in the Company’s definitive proxy statement for its 2005 Annual Meeting (the “Proxy Statement”), which was filed with the Securities and Exchange Commission on August 22, 2005, in the section of the Proxy Statement entitled “Proposal No. 6 to Approve the 2005 Stock Incentive Plan” and is incorporated by reference herein. The foregoing summary and the summary incorporated by reference from the Proxy Statement are qualified in their entirety by the full text of the Plan filed as Exhibit A to the Company’s Proxy Statement and incorporated by reference herein.
Grant of Restricted Stock
     On September 15, 2005, the Company entered into restricted stock agreements (the “Restricted Stock Agreements”) with each of David W. Sharp, George G. Reuter and William B. Gibbens. Messrs Sharp, Reuter and Gibbens were each granted 6,266,442 shares of restricted stock (the “Restricted Stock”) upon the terms and conditions of the Plan and such Restricted Stock Agreements. The Company also granted a total of 8,374,245 shares of Restricted Stock to certain other employees. The Restricted Stock awarded will vest at the rate of 25% per year for four consecutive years, with the first installment vesting on September 30, 2005. The remaining installments will vest July 6 for each year thereafter. The form of the Restricted Stock Agreement is attached as Exhibit 10.2 to this Current Report on Form 8-K and incorporated by reference herein.
Amendment to Rights Agreement
     On September 13, 2005, the Company entered into Amendment No. 2 (the “Amendment”) to that certain Rights Agreement (the “Rights Agreement”) dated January 11, 2002, with Mellon Investor Services, LLC., as Rights Agent, to amend the definition of “Final Expiration Date” so that the rights issued under the Rights Agreement will terminate effective as of the close of business on September 30, 2005. A copy of the Amendment is attached as Exhibit 10.3 to this Current Report on Form 8-K and incorporated by reference herein.

Item 3.03. Material Modification to Rights of Security Holders.
     On September 15, 2005, the Company, following approval by its stockholders at its annual meeting held on September 13, 2005, amended its Certificate of Incorporation to (i) provide for the election of all directors annually for one year terms, (ii) increase the number of authorized shares of the Company’s common stock from 100 million to 1.5 billion, (iii) reduce the par value of the Company’s common stock and preferred stock from $1.00 per share to $0.001 per share and (iv) eliminate all supermajority vote requirements.
     In connection with the annual meeting and as described in further detail below, the Company also amended its By-laws to (i) eliminate certain advance notification provisions, (ii) allow less than all of the Company’s stockholders to act by written consent, (iii) provide for the election of all directors annually for one year terms, and (iv) require only a majority of the voting stock of the Company to adopt, alter, amend or repeal the Company’s By-laws.
     The principal purpose of the increase in the number of authorized shares of the Company’s common stock was to permit the conversion of the Series B Mandatorily Convertible Redeemable Preferred Stock (the “Preferred Stock”) issued in the previously disclosed exchange transaction on June 10, 2005, which automatically converted into 554,139,356 shares of the Company’s common stock upon the effectiveness of the increase in the Company’s number of authorized shares. The increase in the authorized shares of the Company’s common stock and the conversion of the Preferred Stock has a significant dilutive effect on the proportionate voting power and other rights of the Company’s stockholders, as well on the book value of their shares of common stock.
     As a result of the elimination of all supermajority voting requirements, (i) the Company’s directors may be removed by the affirmative vote of the holders of at least a majority of the outstanding shares of its common stock entitled to vote generally in the election of directors, (ii) less than all of the Company’s stockholders may act by written consent, (iii) the holders of a majority of the outstanding shares of the Company’s capital stock entitled to vote generally in the election of directors would be required to approve the merger, sale of all or substantially all of the Company’s assets, dissolution of the Company or certain stock issuances, reclassifications or other transactions affecting the Company’s capital stock, subject to certain exceptions, (iv) a majority of the outstanding shares of the Company’s capital stock entitled to vote generally in the election of directors and each class of capital stock entitled to vote generally in the election of directors would be able to amend the Company’s certificate of incorporation and (v) a majority of the outstanding shares of the Company’s capital stock entitled to vote generally in the election of directors and each class of capital stock entitled to vote generally in the election of directors would be able to amend the Company’s By-laws.
     A copy of the amendment to the Company’s Certificate of Incorporation is attached hereto as Exhibit 3.1 and is incorporated by reference herein.
Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.
     On September 13, 2005 following the Company’s annual meeting, the Company’s board of directors amended the Company’s By-laws, effective immediately, so as to:

•	Eliminate certain advance notification provisions;

•	Allow less than all of the Company’s stockholders to act by written consent;

•	Provide for the election of all directors annually for one year terms;

•	Require only a majority of the outstanding shares of the Company’s capital stock entitled to vote generally in the election of directors and each class of capital stock entitled to vote generally in the election of directors or a majority of the directors to adopt, alter, amend or repeal the Company’s By-laws
     A copy of the amendment to the Company’s By-laws is attached hereto as Exhibit 3.2 and is incorporated by reference herein.
Item 7.01. Regulation FD Disclosure.
     On September 16, 2005, Horizon Offshore, Inc. issued the press release attached hereto as Exhibit 99.1 and incorporated herein by reference. In accordance with General Instruction B.2. of Form 8-K, the information presented herein shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as expressly set forth by specific reference in such a filing.
Item 9.01. Financial Statements and Exhibits.
(c)	Exhibits.

3.1	Amended and Restated Certificate of Incorporation of Horizon Offshore, Inc.

3.2	By-laws of Horizon Offshore, Inc.

10.1	Horizon Offshore, Inc. 2005 Stock Incentive Plan (incorporated by reference to Exhibit A of the Company’s Definitive Proxy Statement on Schedule 14A filed with the Securities and Exchange Commission on August 22, 2005).

10.2	Form of Restricted Stock Agreement.

10.3	Amendment No. 2 to Rights Agreement.

99.1	Press release issued by Horizon Offshore, Inc., dated September 16, 2005.

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

HORIZON OFFSHORE, INC.
By:	/s/ Ronald D. Mogel
Ronald D. Mogel
Vice President and Chief Financial Officer

Date: September 19, 2005

Exhibit Index

Exhibit
Number	Description
3.1	Amended and Restated Certificate of Incorporation of Horizon Offshore, Inc.

3.2	By-laws of Horizon Offshore, Inc.

10.1
Horizon Offshore, Inc. 2005 Stock Incentive Plan (incorporated by reference to Exhibit A of the Company’s Definitive Proxy Statement on Schedule 14A filed with the Securities and Exchange Commission on August 22, 2005).

10.2	Form of Restricted Stock Agreement.

10.3	Amendment No. 2 to Rights Agreement.

99.1	Press release issued by Horizon Offshore, Inc., dated September 16, 2005.